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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 7, 2004


                             ABLE LABORATORIES, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      001-11352                 04-3029787
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                 6 Hollywood Court, South Plainfield, NJ 07080
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              (Address of Principal Executive Offices) (Zip Code)


                                 (908) 754-2253
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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    (Former Name or Former Address, of Changed if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

            On September 7, 2004 Able entered into an employment agreement with Joan Janulis, Vice President of Regulatory Affairs, and entered into an employment agreement with Janet E. Penner, Vice President Sales and Marketing. The employment agreements are filed herewith as exhibits.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            10.1*  Employment Agreement With Joan Janulis Dated September 7,
                   2004

            10.2* Employment Agreement With Janet E. Penner Dated September 7, 2004

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            * denotes management contract or compensatory plan


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABLE LABORATORIES, INC.


Date: September 10, 2004               By: /s/ Robert Weinstein
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                                           Robert Weinstein
                                           Chief Financial Officer





















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                                  EXHIBIT INDEX




NUMBER                  DESCRIPTION
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10.1*          Employment Agreement With Joan Janulis Dated September 7, 2004

10.2*          Employment Agreement With Janet E. Penner Dated September 7, 2004

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            * denotes management contract or compensatory plan
































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